UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 19, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01    Regulation FD Disclosure.
Steward Health Care System Update
As previously disclosed, on May 6, 2024, Steward Health Care System LLC (“Steward”), the sponsor and owner of a tenant at the Stoughton Healthcare Facility, announced that it filed for Chapter 11 bankruptcy protection under the United States Bankruptcy Code. On August 12, 2024, Sila Realty Trust, Inc. (the “Company”) entered into a contract for sale with a buyer for the Stoughton Healthcare Facility. The contract is subject to certain terms and conditions as set forth in the contract, including Steward’s termination of its lease at the property, and is, among other things, subject to termination by the purchaser during the due diligence period. Based upon the terms in the contract, the sale is anticipated to close in 2024, however, there is no assurance that the sale will be consummated in the time and manner as set forth in the contract.
The Company inadvertently misstated on its earnings call on August 7, 2024 that the annualized base rent as of June 2024 contractually due to the Company by Steward is 1.1%. The Company correctly conveyed in its Second Quarter 2024 Supplemental Quarterly Information that was furnished on a Current Report on Form 8-K with the Securities and Exchange Commission on August 6, 2024 that the rent due by Steward to the Company is actually 1.5% of total portfolio annualized June 2024 contractual base rent.
The Company received rent for the months of January, February, March, June, July and August from Steward thus far in 2024.
GenesisCare Update
As previously disclosed, GenesisCare USA, Inc. and its affiliates (“GenesisCare”), the sponsor and owner of the tenant in certain of our real estate properties, announced that it filed for Chapter 11 bankruptcy protection under the United States Bankruptcy Code on June 1, 2023 and emerged from bankruptcy on February 16, 2024.
On July 11, 2024, the Company entered into a contract for sale with a buyer for Fort Myers Healthcare Facility I and Fort Myers Healthcare Facility II (collectively, the "Fort Myers Healthcare Facilities"), which were properties previously leased to GenesisCare. The contract is subject to certain terms and conditions as set forth in the contract, and is, among other things, subject to termination by the purchaser during the due diligence period. Based upon the terms in the contract, the sale is anticipated to close in 2024, however, there is no assurance that the sale will be consummated in the time and manner as set forth in the contract.
The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of this information is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the information includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 8.01    Other Events.
On August 16, 2024, the Board of Directors of the Company authorized a share repurchase program (the “Share Repurchase Program”) of up to the lesser of 1.5 million shares of the Company’s outstanding common stock, $0.01 par value per share (“Common Stock”) or $25.0 million in gross purchase proceeds for a period of 12 months from August 16, 2024.
Repurchases of Common Stock under the Share Repurchase Program may be made from time to time in the open market, in privately negotiated purchases, in accelerated share repurchase programs or by any other lawful means. The number of shares of Common Stock purchased and the timing of any purchases will depend on a number of factors, including the price and availability of Common Stock and general market conditions.

Forward-Looking Statements
Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements, including statements about the anticipated closing of the sales of the Stoughton Healthcare Facility and Fort Myers Healthcare Facilities, the Company’s potential repurchases of Common Stock and the means by which such repurchases are made, are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the Company's expectations, and you should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company's control and could materially affect the Company's results of operations, financial condition, cash flows, performance or future achievements or events. Additional factors include those described under the section entitled Item 1A. "Risk Factors" of Part I of the Company's 2023 Annual Report on Form 10-K and those described under the section entitled Item 1A. “Risk Factors” of Part II of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, copies of which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: August 19, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer